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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549





                                       FORM 8-K





                                    Current Report

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


                  Date of Report (Date of Earliest Event Reported):
                                  November 12, 1998



                            AMARILLO MESQUITE GRILL, INC.
                             (Exact Name of Registrant as
                              Specified in its Charter)


                                       0-12145
                               (Commission File Number)

            Kansas                                                    48-0936946
  (State or Other Jurisdiction                                  (I.R.S. Employer
of Incorporation or Organization)                         Identification Number)


                                      Suite 200
                                 302 North Rock Road
                                Wichita, Kansas  67206

                                    (316) 685-7286
                            (Registrant's Telephone Number
                                 Including Area Code)

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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 12, 1998, the Registrant notified KPMG Peat Marwick LLP ("KPMG") that it was dismissing such firm as its independent accountant effective immediately. This dismissal was approved by the Registrant's Board of Directors.

During the fiscal years ended January 25, 1998 and January 26, 1997 and through the date of this report, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreement in connection with this report. The accountant's report for the fiscal years ended January 25, 1998 and January 26, 1997 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and through the date of this report, the Registrant has had no reportable events as defined in Item 304(a)(l)(v) of Regulation S-K.

The Registrant has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as an exhibit to this report.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               16.  Letter from KPMG Peat Marwick LLP dated November 16, 1998.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AMARILLO MESQUITE GRILL, INC.

Date: November 18, 1998            By:  /s/ Linn F. Hohl
       ------------------              ---------------------------
                                   Linn F. Hohl, Vice President of
                                   Finance

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